UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 31, 2011
(Date of earliest event reported)

GOLDRICH MINING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412
_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211
Spokane, Washington  99223
(Address of principal executive offices, including zip code)

(509) 535-7367
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02          Unregistered Sale of Equity Securities

Pursuant to a private placement financing that closed on May 31, 2011, Goldrich Mining Company (the “Registrant”) issued 9,859,284 units at a purchase price of $0.21 per unit for gross proceeds to the Registrant of approximately $2,070,000.  The proceeds of the private placement will be used to finance the Registrant’s 2011 hard-rock drilling gold exploration program at its Chandalar property in Alaska and for general operating expenses.

Each unit sold pursuant to the private placement consisted of one share of common stock of the Registrant, one half of a Series H warrant and one half of a Series I warrant.  Each full Series H warrant and Series I warrant is exercisable to purchase one additional share of common stock of the Registrant at an exercise price of $0.30 and $0.40, respectively, for a period of five years following the date of issue.  The terms of the private placement include a call option for the Registrant.  In the event that the Registrant’s common stock trades at a weighted volume average price of greater than $0.50 or $0.60, respectively, for the Series H warrants and Series I warrants, for a period of 20 consecutive trading days at any time following the issuance of the respective warrants, the Registrant may, in its sole discretion, accelerate the expiration date of the respective warrants by giving written notice to the holders thereof within 10 business days of the occurrence thereof, and in such case, the warrants will expire on the 20th business day after the date on which such notice is given by the Registrant.  Additionally, the Registrant granted resale registration rights to investors in the private placement.

Of the total issuance of units, officers and directors of the Registrant purchased 695,000 units, contributing $145,850 of the total proceeds of the private placement.  Such units were purchased on the same terms and conditions as the purchase of units by other un-related investors in the private placement.

The units were placed within the United States solely to “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D and outside the United States pursuant to an exemption from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S.  In determining the availability of this exemption, the Registrant relied on representations made by the investors in the subscription agreements pursuant to which the units were purchased under the private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: June 6, 2011	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer